UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2014 (May 19, 2014)

IASIS HEALTHCARE LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	333-117362	20-1150104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Seaboard Lane, Building E Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 844-2747

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Health Choice, the managed care and solutions division of IASIS Healthcare LLC (“IASIS”), has entered into an agreement with Humana Medical Plan, Inc. (“Humana”), under which Health Choice will provide administrative and managed care services to Humana managed Medicaid plan members in the state of Florida. The press release issued by IASIS regarding this agreement with Humana is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press release dated May 19, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IASIS HEALTHCARE LLC

Date May 19, 2014

	By:	/s/ John M. Doyle
John M. Doyle
Chief Financial Officer